UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
September 25, 2026
Live Nation Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive
Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 867-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 Par Value Per Share	LYV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;     Compensatory Arrangements of Certain Officers.

On September 25, 2026, Live Nation Entertainment, Inc. (the “Company”) and Michael G. Rowles, the Company’s Executive Vice President, General Counsel and Secretary, entered into a First Amendment to Employment Agreement (the “Amendment”), effective November 1, 2026. The Amendment extends the term of Mr. Rowles’ existing employment agreement with the Company (as unmodified, the “Employment Agreement”) from December 31, 2027 to December 31, 2029. Under the Amendment, beginning January 1, 2028, Mr. Rowles’ title will be Senior Legal Advisor, (ii) his annual base salary will be $500,000 with no contractual bonus opportunity, and (iii) if his employment is terminated by the Company without cause or by Mr. Rowles for good reason (cause and good reason as defined in the Employment Agreement), then he is entitled to a lump sum payment equal to his base salary otherwise payable for the period from the termination date through December 31, 2029, rather than pursuant to the termination provisions under the Employment Agreement.
The description of the Amendment set forth above is qualified in its entirety by the copy of such agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 8.01    Other Events.

On September 25, 2026, the Company announced that it would be hiring Da-Wai Hu to serve as the Company’s Executive Vice President, General Counsel and Secretary beginning November 2, 2026.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	First Amendment to Employment Agreement, entered into on September 25, 2026, by and between Live Nation Entertainment, Inc. and Michael G. Rowles.
10.2
Employment Agreement, effective as of January 1, 2023, by and between Live Nation Entertainment, Inc. and Michael Rowles (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the U.S. Securities & Exchange Commission on December 23, 2022).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

By:	/s/ Brian Capo
Brian Capo
Senior Vice President and Chief Accounting Officer
September 25, 2026